UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:  BlackRock Funds

        iShares Municipal Bond Index Fund

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2019

Date of reporting period: 12/31/2019

Item 1 –	Report to Stockholders

DECEMBER 31, 2019

2019 Annual Report

BlackRock FundsSM

•	iShares Municipal Bond Index Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

U.S. equities and bonds finished the last year of the decade with impressive returns, putting an exclamation point on a decade of strong performance despite the fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. In many ways, it was fitting that the themes of 2019 — geopolitical uncertainty, fears of recession, and decisive monetary stimulus — put the capstone on a decade that was defined by grappling with these competing forces.

Equity and bond markets posted solid returns, particularly in the second half of the year, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that has characterized this economic cycle. U.S. large cap equities advanced the most, while equities at the high end of the risk spectrum — emerging markets and U.S. small cap — lagged while still posting solid returns.

Fixed-income securities played an important role in diversified portfolios by delivering strong returns amid economic uncertainty, as interest rates declined (and bond prices rose). Long-term bonds, particularly long-term Treasuries, generally posted the strongest returns, as inflation remained low. Investment-grade and high-yield corporate bonds also posted solid returns, as the credit fundamentals in corporate markets remained relatively solid.

As equity performance faltered in late 2018 and global economic growth slowed, the U.S. Federal Reserve (the “Fed”) shifted away from policies designed to decrease inflation in favor of renewed efforts to stimulate economic activity. The Fed left interest rates unchanged in January 2019, then reduced interest rates three times thereafter, starting in July 2019. Similarly, the Fed took measures to support liquidity in short-term lending markets. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history.

Looking ahead, we believe U.S. economic growth will stabilize and gradually improve in 2020. The primary drivers of recent market performance — trade and monetary policies — could take a back seat to a nascent expansion in manufacturing and a recent uptick in global growth. The headwinds of policy uncertainty in 2019 could become tailwinds in 2020 due to pro-cyclical policy shifts.

Overall, we favor increasing investment risk to benefit from the brighter outlook. In addition to having a positive view for equities overall, we favor emerging market equities over developed market equities. Increasing cyclical exposure through value-style investing and maintaining a meaningful emphasis on high-quality companies through quality factors also makes sense for diversified investors. In fixed income, government bonds continue to be important portfolio stabilizers, while emerging market bonds, particularly local currency bonds, offer relatively attractive income opportunities.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	10.92%	31.49%
U.S. small cap equities (Russell 2000® Index)	7.30	25.52
International equities (MSCI Europe, Australasia, Far East Index)	7.01	22.01
Emerging market equities (MSCI Emerging Markets Index)	7.09	18.42
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.03	2.28
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	1.36	8.91
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.45	8.72
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.21	7.26
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.98	14.32
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of December 31, 2019	iShares Municipal Bond Index Fund

Investment Objective

iShares Municipal Bond Index Fund’s (the “Fund”) investment objective is to seek to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the ICE BofAML US Municipal Securities Index (the “Underlying Index”).

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2019, the Fund’s Institutional Shares returned 7.52%, Investor A Shares returned 7.24%, Class K Shares returned 7.57%, and Investor P Shares returned 7.25%. The Fund’s benchmark, the ICE BofAML US Municipal Securities Index, returned 7.74% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses.

Describe the market environment.

During the first quarter of 2019, the Fed’s dovish pivot contributed to a meaningful rebound in equity prices. In its January announcement, the Fed indicated that it would refrain from interest rate hikes for the foreseeable future, and provided a dovish assessment of U.S. economic conditions, as well as transparency surrounding balance sheet normalization. The Fed’s messaging reduced the market’s expectations for rising short-term rates, serving as a boon for both equities and bonds. In addition, despite a 35-day government shutdown and global economic weakness, the U.S. economy continued to exhibit a tight labor market, low inflation and slowing but stable growth. Less optimism was evident in the U.S. rates market. The pause in interest rate hikes by the Fed, coupled with lowered forecasts for growth, drove investors into longer-duration government bonds.

In the second quarter of 2019, the prospect of easier monetary policy buoyed equities broadly. In the June Federal Open Market Committee announcement, Fed Chair Powell stated that if trade tensions weigh on the committee’s economic outlook or should the shortfall of inflation from the target rate persist longer than expected, the Fed would provide more accommodation to sustain the expansion. In May, the U.S. administration threatened an increase in tariffs and protectionism against both China and Mexico. However, these threats did not materialize, and sentiment eased heading into the month end G-20 meeting. To close the first half of the year, there were signs of weaker U.S. economic conditions.

In the third quarter of 2019, global trade tensions were a key focus for investors. U.S. equities suffered their worst week of 2019 in early August based on the U.S. administration’s promise to impose 10% tariffs on all Chinese imports not already subject to 25% tariffs. However, U.S./China tensions ostensibly eased ahead of a new round of trade talks in October. Regarding U.S. monetary policy, the Fed lowered the target range for the federal funds rate at its July and September meetings. Additionally, survey-based U.S. economic indicators continued to soften within the manufacturing and consumer sectors, while economic data releases exhibited resilience.

In the fourth quarter of 2019, investor risk appetite was boosted by renewed expectations for a U.S./China trade deal, strong economic growth and looser monetary policy. U.S. services and employment sectors continued to be buoyant. Overall, supportive macroeconomic data and increased investor risk appetite drove a sell-off for Treasuries in the quarter as 10-year U.S. Treasury bond yields increased 26 basis points (0.26%) to 1.92%. Lastly, despite renewed strength in the U.S. economy, the Fed lowered the benchmark federal funds rate by 25 basis points to 1.75% in October, marking its third rate cut of 2019.

Describe recent portfolio activity.

During the period, the Fund maintained its objective of seeking to provide investment results that correspond to the total return performance of the Index by selecting securities in accordance with their relative proportion within the Index. Other factors considered in security selection included transaction costs and maturity.

Describe portfolio positioning at period end.

The Fund remained positioned to attempt to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019 (continued)	iShares Municipal Bond Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including administration fees, if any.
(b)

The Fund generally invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, in securities or other financial instruments that are components of or have economic characteristics similar to the securities in the Underlying Index.

(c)

ICE BofAML US Municipal Securities Index is an index that tracks the performance of U.S. dollar denominated investment grade tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market.

Performance Summary for the Period Ended December 31, 2019

				Average Annual Total Returns (a)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.48%	1.42%	2.02%	7.52%	N/A	3.14%	N/A	3.74%	N/A
Investor A	1.23	1.08	1.97	7.24	N/A	3.08	N/A	3.71	N/A
Class K	1.53	1.41	2.04	7.57	N/A	3.15	N/A	3.74	N/A
Investor P	1.18	1.11	1.97	7.25	2.96%	3.08	2.24%	3.71	3.29%
ICE BofAML US Municipal Securities Index	—	—	2.26	7.74	N/A	3.60	N/A	4.49	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

On November 19, 2018, the Fund acquired all of the assets and assumed certain stated liabilities of the State Farm Tax Advantaged Bond Fund (the “Predecessor Fund”), a series of State Farm Mutual Fund Trust, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization; accordingly the Fund assumed the performance and financial history of the Predecessor Fund upon completion of the Reorganization.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (a)	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,020.20	$1.17	$1,000.00	$1,024.05	$1.17	0.23%
Investor A	1,000.00	1,019.70	2.55	1,000.00	1,022.68	2.55	0.50
Class K	1,000.00	1,020.40	1.02	1,000.00	1,024.20	1.02	0.20
Investor P	1,000.00	1,019.70	2.55	1,000.00	1,022.68	2.55	0.50

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

FUND SUMMARY	5

Portfolio Information as of December 31, 2019	iShares Municipal Bond Index Fund

SECTOR ALLOCATION (a)

Sector	Percent of Total Investments (b)
County/City/Special District/School District	41%
Transportation	24
Utilities	17
State	7
Education	5
Health	5
Tobacco	1

CALL/MATURITY SCHEDULE (e)

Percent of Total Investments (b)
Calendar Year Ended December 31,
2020	4%
2021	8
2022	8
2023	10
2024	8

CREDIT QUALITY ALLOCATION (c)

Credit Rating	Percent of Total Investments (b)
AAA/Aaa	22%
AA/Aa	54
A	16
BBB/Baa	6
N/R(d)	2

(a)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(b)	Excludes short-term securities.
(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Fund’s total investments.

(e)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

On November 19, 2018, the Fund acquired all of the assets and assumed certain stated liabilities, of the State Farm Tax Advantaged Bond Fund (the “Predecessor Fund”), a series of State Farm Mutual Fund Trust, in a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization. Accordingly, information provided herein for periods prior to the Reorganization is that of the Predecessor Fund. See Note 1 of the Notes to Financial Statements for additional information regarding the Reorganization.

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Institutional and Class K Shares performance shown prior to the Institutional and Class K Shares inception date of November 19, 2018 is that of Investor A Shares, which reflect the performance of Premier Shares of the Predecessor Fund. The performance of the Fund’s Institutional and Class K Shares would be substantially similar to Investor A Shares because Institutional Shares, Class K Shares and Investor A Shares invest in the same portfolio of securities and performance would only differ to the extent that Institutional Shares, Class K Shares and Investor A Shares have different expenses. The actual returns of Institutional and Class K Shares would have been higher than those of the Investor A Shares because Institutional and Class K Shares have lower expenses than the Investor A Shares.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries. Investor A Shares performance shown prior to the Reorganization is that of the Premier Shares of the Predecessor Fund.

Investor P Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are only available to investors purchasing shares through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares. Investor P Shares performance shown prior to the Reorganization is that of the Premier Shares of the Predecessor Fund.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on page 5 assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Fund Advisors (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. With respect to the Fund’s contractual waiver, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 5 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense example on page 5 (which is based on a hypothetical investment of $1,000 invested on July 1, 2019 and held through December 31, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

ABOUT FUND PERFORMANCE / DISCLOSURE OF EXPENSES	7

Schedule of Investments December 31, 2019	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 97.7%

Alabama — 0.9%
Alabama Federal Aid Highway Finance Authority, Refunding RB, Garvee, Series B, 5.00%, 09/01/24	$900	$1,057,437
Alabama Public School & College Authority, Refunding RB, Series B, 5.00%, 01/01/26	1,000	1,166,650
City of Tuscaloosa Alabama, GO, Refunding, Series A, 4.75%, 07/01/24	1,025	1,025,830

		3,249,917

Arizona — 1.4%
Arizona Department of Transportation State Highway Fund Revenue, Refunding RB, Series A, 5.00%, 07/01/24	1,000	1,095,140
City of Phoenix Arizona, GO, Refunding, 5.00%, 07/01/24	650	759,876
Salt River Project Agricultural Improvement & Power District, Refunding RB, Series A, 5.00%, 01/01/34	2,480	3,019,127

		4,874,143

California — 21.3%
Bay Area Toll Authority, RB, Toll Bridge, Series F-1, 4.00%, 04/01/56	1,000	1,100,570
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Subordinate Toll Bridge, Series S-7, 4.00%, 04/01/38	500	564,285
California Educational Facilities Authority, RB, Stanford Hospital, Series U-6, 5.00%, 05/01/45	1,260	1,881,508
California Health Facilities Financing Authority, RB, Sutter Health, Series A, 5.00%, 11/15/48	1,950	2,322,528
California Municipal Finance Authority, ARB, Senior Lien, Linxs APM Project, AMT, 5.00%, 12/31/43	2,000	2,334,660
California State Public Works Board, Refunding RB:
Series B, 5.00%, 10/01/26	250	310,705
Various Capital Projects, Series C, 4.00%, 11/01/32	500	567,830
California State University, Refunding RB, Series A:
5.00%, 11/01/43	540	631,595
Systemwide, 4.00%, 11/01/35	500	563,590
Systemwide, 4.00%, 11/01/38	500	554,785
Systemwide, 5.00%, 11/01/48	1,030	1,264,170
City & County of San Francisco California Airports Commission, Refunding ARB:
San Francisco City Country Airport, Series E, 5.00%, 05/01/48	1,190	1,440,197
Series A, AMT, 4.00%, 05/01/49	1,000	1,104,470
City & County of San Francisco Public Utilities Commission Wastewater Revenue, Refunding RB, Sewer System, Series B, 4.00%, 10/01/42	1,500	1,587,540
City of Long Beach California Harbor Revenue, Refunding ARB, Series C, 5.00%, 05/15/47	500	597,615
City of Los Angeles California Department of Airports, ARB, Sub-Series B, 5.00%, 05/15/42	1,500	1,826,295
City of Los Angeles Department of Airports, Refunding RB, Senior, Private Activity Bond, Series B, 5.00%, 05/15/35	400	434,752
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB, 5.00%, 11/01/35	1,305	1,597,516
Coast Community College District, GO, Refunding, Series A, 4.00%, 08/01/23(a)	1,000	1,109,270
East Bay Municipal Utility District Water System Revenue, Refunding RB, Series B, 5.00%, 06/01/33	1,435	1,786,718
El Camino Community College District Foundation, GO, CAB, Election 2002, Series C, 0.00%, 08/01/38(b)	680	417,255
Foothill-Eastern Transportation Corridor Agency, Refunding RB, Series A (AGM)(b):
CAB, 0.00%, 01/15/37	1,000	618,930
0.00%, 01/15/36	500	322,280

Security	Par (000)	Value

California (continued)
Fremont Union High School District, GO, Refunding, Series A, 5.00%, 08/01/44	$1,350	$1,636,996
Golden State Tobacco Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/34	2,400	2,808,312
Los Angeles Community College District California, GO, Refunding, Series A, 5.00%, 08/01/31	1,000	1,167,120
Los Angeles County Facilities, Inc., RB, Vermont Corridor County Administration Building, Series A, 4.00%, 12/01/48	1,000	1,124,370
Los Angeles Department of Water & Power Power System Revenue, RB, Power System, Series D, 5.00%, 07/01/44	1,500	1,720,695
Los Angeles Department of Water & Power Power System Revenue, Refunding RB, Series A:
Power System, 5.00%, 07/01/37	1,000	1,239,610
5.00%, 07/01/30	1,500	1,772,790
Los Angeles Unified School District, GO, Election 2008, Series B-1, 5.00%, 07/01/33	1,500	1,866,480
Los Angeles Unified School District, GO, Refunding, Series A, 5.00%, 07/01/26	2,105	2,526,147
Los Angeles Unified School District, GO, Series KRY, 5.25%, 07/01/28	1,500	1,531,065
Sacramento City Financing Authority, Refunding RB, Master Lease Program, Series E (AMBAC), 5.25%, 12/01/30	250	322,585
Sacramento Municipal Utility District, RB, Series A, 5.00%, 08/15/41	575	649,503
Sacramento Municipal Utility District, Refunding RB, Series X, 5.00%, 08/15/26	1,500	1,596,945
San Diego Community College District, GO, Refunding, 4.00%, 08/01/32	500	577,260
San Diego Public Facilities Financing Authority, Refunding RB, Subordinate, Series A, 5.00%, 08/01/43	500	614,460
San Diego Unified School District, GO, Election of 2012, Series I:
5.00%, 07/01/41	1,000	1,211,550
5.00%, 07/01/47	2,075	2,484,958
San Joaquin Hills Transportation Corridor Agency, Refunding RB, Senior Lien, Series A, 5.00%, 01/15/34	1,000	1,148,500
San Marcos Unified School District, GO, CAB, Election 2010, Series B, 0.00%, 08/01/51(b)	350	130,130
State of California, GO:
5.25%, 11/01/40	2,500	2,585,850
5.00%, 03/01/45	1,000	1,156,040
State of California, GO, Refunding:
5.00%, 08/01/26	540	651,721
5.00%, 08/01/27	1,000	1,234,480
5.00%, 08/01/31	1,000	1,218,490
4.00%, 09/01/32	250	286,470
5.00%, 08/01/35	1,000	1,230,520
5.00%, 08/01/46	1,000	1,183,300
Various Purpose, 5.00%, 10/01/24	475	561,417
Various Purpose, 5.00%, 10/01/25	1,000	1,214,730
Various Purpose, 5.00%, 09/01/31	565	689,803
Various Purpose, 5.00%, 12/01/31	2,000	2,290,560
Various Purpose, 4.00%, 09/01/33	1,000	1,142,130
Various Purpose, 4.00%, 09/01/35	1,000	1,133,930
Various Purpose, 5.00%, 09/01/35	1,000	1,211,670
Various Purpose, 5.00%, 02/01/38	1,000	1,111,450
Various Purpose, 5.00%, 12/01/43	500	566,895
State of California Department of Water Resources, Refunding RB, Water System Revenue, Series AW, 5.00%, 12/01/33	1,000	1,234,200
State of California Public Works Board, RB, Judicial Council Projects, Series A, 5.00%, 03/01/38	1,000	1,103,860

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
State of California Public Works Board, Refunding RB, Various Capital Projects, Series C, 5.00%, 11/01/34	$685	$833,070
University of California, Refunding RB:
Series AR, 5.00%, 05/15/41	605	718,649
Series AY, 5.00%, 05/15/32	500	624,670
Series AY, 5.00%, 05/15/36	1,000	1,234,530

		76,286,975

Colorado — 2.4%
City & County of Denver Board of Water Commissioners, RB, Series A, 4.00%, 12/15/26	1,230	1,296,875
City & County of Denver Colorado, Refunding RB, Series A, 4.00%, 08/01/46	1,500	1,616,700
City & County of Denver Colorado Airport System Revenue, Refunding ARB, AMT, Series A, 5.00%, 12/01/35	1,000	1,216,120
Colorado Health Facilities Authority, Refunding RB, Commonspirit Health, Series A-2, 5.00%, 08/01/44	1,000	1,178,500
El Paso County School District No. 20, GO, Refunding, Series C:
4.00%, 12/15/24	1,350	1,423,656
4.00%, 12/15/25	1,385	1,460,026
State of Colorado, COP, Series N, 4.00%, 03/15/43	500	552,065

		8,743,942

Connecticut — 1.7%
Connecticut State Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Corp., 5.00%, 12/01/45	1,000	1,158,480
State of Connecticut, GO, Refunding, Series B:
5.00%, 05/15/22	1,000	1,051,890
5.00%, 05/15/25	250	296,280
State of Connecticut, GO:
Series A, 5.00%, 10/15/23	850	966,943
Series A, 5.00%, 10/15/27	400	450,884
5.00%, 06/15/28	400	470,652
State of Connecticut, Special Tax Revenue, RB, Transportation Infrastructure, Series A:
5.00%, 09/01/24	400	467,392
5.00%, 10/01/29	725	816,075
4.00%, 09/01/36	430	471,787

		6,150,383

District of Columbia — 1.3%
District of Columbia, GO, Series D:
5.00%, 06/01/26	500	615,075
4.00%, 06/01/34	1,000	1,136,680
District of Columbia Water & Sewer Authority, Refunding RB:
Green Bond, Series A, 5.00%, 10/01/45	1,510	1,765,265
Sub Lien, Series C, 5.00%, 10/01/44	1,000	1,150,380

		4,667,400

Florida — 2.1%
Central Florida Expressway Authority, Refunding RB, Senior Lien, Series B, 5.00%, 07/01/33	1,000	1,196,910
County of Broward Florida Airport System Revenue, ARB, Series Q-1, 5.00%, 10/01/22(a)	1,000	1,103,700
County of Miami-Dade Florida Expressway Authority, Refunding RB, Series B, 5.00%, 07/01/25	1,000	1,150,550
County of Miami-Dade School Board, COP, Refunding Series D, 5.00%, 02/01/27	500	599,065
State of Florida, GO, Refunding:
Department of Transportation, Right-of-Way Acquisition and Bridge Construction Bonds, Series A, 5.00%, 07/01/25	1,000	1,204,200

Security	Par (000)	Value

Florida (continued)
Series D, 5.00%, 06/01/25	$1,055	$1,112,888
State of Florida Department of Transportation Turnpike System Revenue, RB, Series A, 4.00%, 07/01/48	1,000	1,118,000

		7,485,313

Georgia — 1.5%
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, 5.00%, 11/01/43	500	579,270
Gwinnett County School District, GO, 5.00%, 02/01/40	400	500,204
Metropolitan Atlanta Rapid Transit Authority, Refunding RB, Series B, 5.00%, 07/01/35	1,000	1,202,350
State of Georgia, GO, Refunding, Series C, 5.00%, 07/01/28	1,710	2,155,506
State of Georgia, GO, Tranche 2, Series A, 5.00%, 02/01/29	650	787,293

		5,224,623

Hawaii — 0.2%
State of Hawaii, GO, Refunding, Series EF, 5.00%, 11/01/23	500	554,705

Illinois — 3.4%
Chicago O’Hare International Airport, ARB, Senior Lien, Series E, 5.00%, 01/01/24	410	469,561
Chicago O’Hare International Airport, Refunding ARB, General, Senior Lien, Series B, 5.00%, 01/01/48	1,000	1,202,420
City of Chicago Illinois O’Hare International Airport, Refunding ARB, Senior Lien, Series B, 4.00%, 01/01/44	1,000	1,112,930
Illinois Finance Authority, Refunding RB, Mercy Health System Obligation, 5.00%, 12/01/40	1,000	1,142,050
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project Bonds, Series B, 0.00%, 12/15/54(b)	1,785	478,648
State of Illinois, GO, Refunding:
5.00%, 02/01/22	500	530,670
Series A, 5.00%, 10/01/25	500	568,245
Series A, 5.00%, 10/01/28	500	585,925
State of Illinois, GO:
Series C, 5.00%, 11/01/29	1,000	1,144,540
Series D, 5.00%, 11/01/24	1,000	1,116,380
Series D, 5.00%, 11/01/26	500	572,190
5.00%, 05/01/39	1,500	1,617,285
State of Illinois Toll Highway Authority, RB, Senior, Series B, 5.00%, 01/01/41	1,000	1,163,710
State of Illinois Toll Highway Authority, Refunding RB, Senior Revenue Bonds, Series A:
5.00%, 01/01/25	100	117,603
5.00%, 01/01/30	250	314,917

		12,137,074

Indiana — 0.2%
Indiana Finance Authority, RB, CWA Authority Project, 1st Lien, Series A, 5.25%, 10/01/38	650	691,321
Indiana Finance Authority, Refunding RB, Series C, 5.00%, 12/01/24	100	118,164

		809,485

Kansas — 0.7%
State of Kansas Department of Transportation, RB:
5.00%, 09/01/27	1,000	1,198,390
5.00%, 09/01/34	500	590,920
University of Kansas Hospital Authority, Refunding RB, Series A, 5.00%, 03/01/47	580	678,583

		2,467,893

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) December 31, 2019	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Louisiana — 0.2%
State of Louisiana, GO, Refunding, Series C, 5.00%, 07/15/23	$500	$548,035

Maryland — 2.3%
County of Howard Maryland, GO, Series A, 4.00%, 02/15/20(a)	2,790	2,799,625
State of Maryland, GO, Series A, 5.00%, 03/15/31	400	492,912
State of Maryland, GO, Refunding, Series B:
5.00%, 08/01/25	1,000	1,205,690
5.00%, 08/01/26	1,200	1,482,072
State of Maryland, GO, Series A, 5.00%, 03/15/28	450	575,685
State of Maryland Department of Transportation, RB:
4.00%, 11/01/29	695	779,734
Third Issue, 4.00%, 12/15/28	405	446,355
State of Maryland Department of Transportation, Refunding RB, 5.00%, 02/15/23	500	559,820

		8,341,893

Massachusetts — 3.6%
Commonwealth of Massachusetts, GO, Refunding, Series C, 5.00%, 10/01/25	1,000	1,212,870
Commonwealth of Massachusetts, GO:
Series A, 5.00%, 03/01/26	725	888,364
Series A, 5.00%, 01/01/48	1,000	1,198,910
Series C, 5.00%, 05/01/29	1,000	1,123,550
Series E, 4.00%, 04/01/46	530	571,467
Series F, 5.00%, 11/01/37	500	613,015
Series F, 5.00%, 11/01/42	1,000	1,212,950
Series G, 4.00%, 09/01/32	1,325	1,501,305
Massachusetts Bay Transportation Authority, Refunding RB, Series B, 5.00%, 07/01/35	1,210	1,232,240
Massachusetts Development Finance Agency, Refunding RB:
Harvard University, Series A, 4.00%, 07/15/36	1,000	1,143,180
Partners Healthcare System, 5.00%, 07/01/34	1,000	1,229,020
Massachusetts Water Res. Authority, Refunding RB, General, Series C, 5.00%, 08/01/21(a)	500	530,415
University of Massachusetts Building Authority, Refunding RB, Senior, Series 1, 5.00%, 11/01/44	400	458,300

		12,915,586

Michigan — 0.5%
Michigan Finance Authority, Refunding RB, Trinity Health Credit Group, Series A, 5.00%, 12/01/41	1,000	1,232,380
University of Michigan, Refunding RB, 5.00%, 04/01/46	585	686,673

		1,919,053

Minnesota — 0.6%
Minnesota Public Facilities Authority, Refunding RB, Series A, 5.00%, 03/01/22	1,000	1,083,680
State of Minnesota, GO, Refunding, Various Purposes, Series F, 5.00%, 10/01/21	1,000	1,068,270

		2,151,950

Missouri — 0.8%
Metropolitan State Louis Sewer District, Refunding RB, Series B, 5.00%, 05/01/45	1,035	1,196,708
Missouri Highway & Transportation Commission, Refunding RB, 1st Lien, Series A, 5.00%, 05/01/24	1,500	1,747,410

		2,944,118

New Jersey — 4.6%
New Jersey EDA, RB, Series EEE, 5.00%, 06/15/48	1,000	1,136,430
New Jersey EDA, Refunding RB, School Facilities Construction:
Series GG, 5.25%, 09/01/26	1,000	1,043,100
Series NN, 5.00%, 03/01/22	500	536,935
Series NN, 5.00%, 03/01/25	500	551,310

Security	Par (000)	Value

New Jersey (continued)
Series NN, 5.00%, 03/01/30	$1,000	$1,090,950
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series A, 0.00%, 12/15/25(b)	100	87,789
CAB, Transportation System, Series A, 0.00%, 12/15/35(b)	3,075	1,848,936
CAB, Transportation System, Series A, 0.00%, 12/15/38(b)	530	280,646
Transportation Program Bonds, Series S, 5.00%, 06/15/46	500	572,160
Transportation Program, Series AA, 5.00%, 06/15/25	150	169,810
Transportation Program, Series AA, 4.75%, 06/15/38	280	304,083
Transportation System, Series B, 5.00%, 06/15/21(a)	825	871,150
Transportation System, Series B, 5.50%, 06/15/31	500	527,360
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System:
Series A, 5.00%, 12/15/36	1,000	1,165,970
Series A, 4.00%, 12/15/31	1,000	1,085,020
Series D, 5.00%, 12/15/24	250	287,940
New Jersey Turnpike Authority, RB, Series A, 5.00%, 01/01/34	1,000	1,148,670
New Jersey Turnpike Authority, Refunding RB:
Series B, 5.00%, 01/01/27	840	933,299
Series E, 5.00%, 01/01/29	1,000	1,257,580
Series E, 5.00%, 01/01/32	1,100	1,364,198

		16,263,336

New York — 25.0%
City of New York Health & Hospital Corp., Refunding RB, Health System, Series A, 5.00%, 02/15/30	2,540	2,550,719
City of New York New York, GO, Refunding:
Series C, 5.00%, 08/01/23	1,000	1,135,770
Series I, 5.00%, 08/01/26	1,000	1,095,310
City of New York New York, GO:
Series B-1, 5.00%, 12/01/41	1,390	1,645,399
Series D, 5.00%, 12/01/35	500	623,570
Series D, 4.00%, 12/01/41	1,000	1,123,660
Sub Series F-1, 5.00%, 04/01/34	1,115	1,378,541
City of New York New York Transitional Finance Authority Building Aid Revenue, RB, Fiscal 2015, Series S-1, 5.00%, 07/15/31	1,000	1,166,030
City of New York New York Water & Sewer System, Refunding RB, Refunding RB,Series DD, 5.00%, 06/15/35	2,500	2,872,425
City of New York Transitional Finance Authority, RB, Future Tax Secured Subordinate, Subseries B-1, 5.00%, 08/01/40	1,500	1,795,485
City of New York Transitional Finance Authority, Refunding RB, Fiscal 2018, Series S-1, 5.00%, 07/15/35	2,000	2,432,000
City of New York Transitional Finance Authority Future Tax Secured Revenue, Refunding RB, Future Tax Secured Bonds, Series B, 5.00%, 02/01/24	1,850	1,927,885
City of New York Water & Sewer System, RB, Series DD-1, 4.00%, 06/15/49	1,000	1,111,570
Hudson Yards Infrastructure Corp., Refunding RB, Series A, 5.00%, 02/15/42	910	1,082,709
Long Island Power Authority, Refunding RB, Electric System, Series B, 5.00%, 09/01/41	1,500	1,767,210
Metropolitan Transportation Authority, RB:
Series E-1, 5.00%, 11/15/42	1,260	1,373,866
Sub-Series A-1, 5.00%, 11/15/45	1,000	1,132,650
Metropolitan Transportation Authority, Refunding RB:
Climate Bond Certified, Green Bond, Series B-1, 5.00%, 11/15/47	1,000	1,200,010
Climate Bond Certified, Green Bond, Series C-1, 5.00%, 11/15/34	1,000	1,212,730

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
Green Bond, Series D, 5.00%, 11/15/34(c)	$1,000	$1,165,140
Series B, 5.00%, 11/15/37	1,075	1,273,875
Series D, 5.00%, 11/15/25	1,235	1,363,662
New York City Transitional Finance Authority Building Aid Revenue, Refunding, Series S-2A, 4.00%, 07/15/36	1,455	1,659,340
New York City Transitional Finance Authority Future Tax Secured Revenue, RB:
5.00%, 05/01/37	1,000	1,191,020
Future Tax Secured Subordinate Bonds, Fiscal 2011, Series D, 5.00%, 02/01/31	2,000	2,082,220
Future Tax Secured Subordinate Bonds, Fiscal 2019, Series A3, 5.00%, 08/01/23	2,000	2,273,800
Series A-1, 5.00%, 08/01/36	500	616,425
Series A-1, 5.00%, 08/01/42	1,000	1,212,080
Series I, 5.00%, 05/01/42	1,620	1,794,506
Sub-Series C-2, 5.00%, 05/01/36	1,000	1,227,410
New York City Water & Sewer System, RB:
Sereis DD-2, 5.00%, 06/15/24	500	556,730
Series 2018-CC-1, 5.00%, 06/15/48	1,000	1,193,540
New York City Water & Sewer System, Refunding RB:
Refunding RB,Series DD, 5.00%, 06/15/39	420	479,144
Refunding RB,Series EE, 5.00%, 06/15/36	1,000	1,188,240
New York State Dormitory Authority, RB:
5.00%, 10/01/45	1,500	2,275,485
Bid Group 2, Series A, 5.00%, 03/15/35	740	915,025
Bid Group 4, Series A, 5.00%, 03/15/44	1,350	1,625,535
Series 2015B-B, 5.00%, 03/15/32	1,440	1,706,112
Series A, 5.00%, 02/15/39	1,000	1,185,090
New York State Dormitory Authority, Refunding RB:
Group 1, Series E, 5.00%, 03/15/27	500	625,790
General Purpose, Series D, 5.00%, 02/15/24	700	808,304
Series A, 5.00%, 03/15/21	1,500	1,570,995
Series A, 5.00%, 03/15/23	500	561,035
Series A, 5.00%, 03/15/24	600	694,608
Series A, 5.00%, 03/15/28	250	318,333
Series A, 4.00%, 03/15/43	500	557,790
Series E, 5.00%, 09/15/28(a)	5	6,465
Series E, 5.00%, 03/15/29	995	1,280,346
New York State Environmental Facilities Corp., Refunding RB, New York Water System, 5.00%, 06/15/28	570	602,308
New York State Urban Development Corp., Refunding RB, Personal Income Tax:
Series A, 5.00%, 03/15/24	1,000	1,158,570
State Series A, 5.00%, 03/15/21	1,000	1,047,330
State Series A, 5.00%, 03/15/27	600	750,480
State Series D, 5.00%, 03/15/22	2,500	2,713,500
Port Authority of New York & New Jersey, Refunding ARB:
194th Series, 5.00%, 10/15/34	1,395	1,659,464
194th Series, 5.00%, 10/15/41	835	989,567
Series 179, 5.00%, 12/01/32	1,000	1,137,460
Sales Tax Asset Receivable Corp., Refunding RB, Series A, 5.00%, 10/15/29	1,000	1,175,150
State of New York Dormitory Authority, RB:
Group 4, Series A, 5.00%, 03/15/45	1,000	1,202,420
Unrefunded, Series B, 5.00%, 03/15/42	2,000	2,145,240
State of New York Dormitory Authority, Refunding RB:
Memorial Sloan-Kettering Cancer Center, Series 1, 5.00%, 07/01/42	1,000	1,199,120
Subordinate, Series B, 4.00%, 01/01/50	1,000	1,112,090
State of New York Environmental Facilities Corp., Refunding RB, Subordinated SRF Bonds, 4.00%, 06/15/46	1,475	1,614,520
State of New York Urban Development Corp., Refunding RB, Series A, 5.00%, 03/15/39	1,000	1,247,110

Security	Par (000)	Value

New York (continued)
Triborough Bridge & Tunnel Authority, RB, Series A, 4.00%, 11/15/42	$1,000	$1,050,200
Triborough Bridge & Tunnel Authority, Refunding RB:
General, Series A, 5.00%, 11/15/31	1,000	1,203,630
Series A, 5.00%, 11/15/40	600	698,796
Series B, 5.00%, 11/15/38	1,000	1,207,530
Utility Debt Securitization Authority, Refunding RB, Restructuring, Series TE:
5.00%, 12/15/34	1,000	1,136,020
5.00%, 12/15/41	2,000	2,255,320

		89,341,409

North Carolina — 0.6%
City of Charlotte North Carolina Water & Sewer System, Refunding RB, Series B, 5.00%, 07/01/27	1,500	1,529,070
North Carolina Turnpike Authority, RB(b):
Series B (AGC), 0.00%, 01/01/34	500	337,825
Triangle Expressway System, 0.00%, 01/01/49	1,000	402,520

		2,269,415

Ohio — 0.6%
American Municipal Power Inc, Refunding RB, Prairie State Energy Campus Project, 5.00%, 02/15/33	1,000	1,261,480
State of Ohio, GO, Refunding, Common Schools:
Series A, 5.00%, 09/15/24	350	411,880
Series B, 5.00%, 09/15/25	510	615,952

		2,289,312

Pennsylvania — 3.0%
Commonwealth of Pennsylvania, GO, 1st Series:
5.00%, 03/15/29	1,000	1,168,140
2nd Series, 5.00%, 10/15/26	685	780,879
Commonwealth of Pennsylvania, GO, Refunding, , 5.00%, 01/01/28	1,105	1,349,382
Delaware River Port Authority, ARB, Series A, 5.00%, 01/01/39	125	154,629
Delaware River Port Authority, Refunding RB, Series B:
5.00%, 01/01/21	250	259,693
5.00%, 01/01/26	250	303,122
Pennsylvania Economic Development Financing Authority, RB, Pennsylvania Rapid Bridge Replacement, 5.00%, 12/31/38	1,000	1,142,210
Pennsylvania Higher Educational Facilities Authority, RB, University of Pennsylvania Health System, 5.00%, 08/15/49	1,000	1,207,050
Pennsylvania Turnpike Commission, RB:
Motor License Fund, 5.00%, 12/01/21(a)	2,000	2,147,100
Series A-1, 5.00%, 12/01/47	1,000	1,188,260
Series C, 5.00%, 12/01/43	1,000	1,116,200

		10,816,665

Tennessee — 2.4%
Metropolitan Government of Nashville & Davidson County Tennessee, GO, Refunding:
4.00%, 07/01/30	765	885,434
5.00%, 07/01/32	1,000	1,255,640
Metropolitan Nashville Airport Authority, ARB, Series A, 5.00%, 07/01/45	900	1,040,049
State of Tennessee, GO, Refunding, Series A, 4.00%, 08/01/25	5,000	5,369,000

		8,550,123

Texas — 8.0%
Carrollton-Farmers Branch Independent School District, GO, Refunding, (PSF-GTD), 4.00%, 02/15/22(a)	310	328,420
Carrollton-Farmers Branch Independent School District, GO, Series A (PSF-GTD), 4.00%, 02/15/23(a)	445	483,573

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) December 31, 2019	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Central Texas Regional Mobility Authority, RB, Senior Lien, Series A, 5.00%, 01/01/45	$1,000	$1,141,680
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, Series A, 5.00%, 01/01/43	1,000	1,083,840
Central Texas Turnpike System, RB:
First Tier, Series A (AMBAC), 0.00%, 08/15/30(b)	270	210,940
Series C, 5.00%, 08/15/37	1,000	1,135,000
City of Austin Texas Water & Wastewater System Revenue, Refunding RB, 5.00%, 11/15/42	2,000	2,191,340
City of Garland Texas Electric Utility System Revenue, Refunding RB, 4.00%, 03/01/49	1,000	1,107,280
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.00%, 02/01/26	500	605,840
County of Harris Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/36	1,700	1,809,990
County of Harris Toll Road Authority, Refunding RB, Senior Lien, Series A, 5.00%, 08/15/31	1,000	1,240,560
Cypress-Fairbanks Independent School District, GO, Refunding, Series C (PSF-GTD), 5.00%, 02/15/44	500	565,810
Dallas Area Rapid Transit, Refunding RB, Series A, 5.00%, 12/01/23	800	917,216
Grand Parkway Transportation Corp., RB:
5.00%, 02/01/23	570	632,067
Subordinate Tier, Tela Supported, Series A, 5.00%, 10/01/35	695	857,693
Lewisville Independent School District, GO, Refunding, Series B, 5.00%, 08/15/28	570	676,259
Lower Colorado River Authority, Refunding RB, Series A, 5.00%, 05/15/36	750	808,418
North Texas Tollway Authority, Refunding RB:
1st Tier-Series A, 5.00%, 01/01/38	1,000	1,209,940
1st Tier-Series A, 5.00%, 01/01/43	1,815	2,171,502
Series B, 5.00%, 01/01/34	1,000	1,157,820
State of Texas, GO, Refunding, Transportation Commission:
Mobility Partners LLC, 5.00%, 10/01/34	1,000	1,144,830
Series A, 5.00%, 10/01/44	1,000	1,148,810
State of Texas, GO, Highway Improvement, Series A, 5.00%, 04/01/22(a)	1,500	1,631,070
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Baylor Scott & White Health Project, Series A, 5.00%, 11/15/45	1,000	1,147,300
Texas Water Development Board, RB, State Water Implementation Fund:
Series A, 4.00%, 10/15/37	1,180	1,343,041
Series B, 5.00%, 04/15/49	1,000	1,217,740
University of Texas System, RB, Series E, 5.00%, 08/15/27	400	503,844

		28,471,823

Utah — 0.2%
State of Utah, GO, 5.00%, 07/01/25	450	541,890

Virginia — 3.6%
Chesapeake Bay Bridge & Tunnel District, RB, 1st Tier General Resolution Revenue, 5.00%, 11/01/23	1,000	1,133,500
City of Norfolk Virginia Water Revenue, RB(a):
5.00%, 05/01/21	2,075	2,182,755
5.00%, 05/01/21	1,975	2,077,562
5.00%, 05/01/21	1,790	1,882,955
City of Richmond Virginia Public Utility Revenue, Refunding RB, 5.00%, 01/15/26	500	611,360
County of Fairfax Virginia, GO, Refunding, Series A, 4.00%, 10/01/27	1,000	1,160,530

Security	Par (000)	Value

Virginia (continued)
County of Fairfax Water Authority, Refunding RB, 5.00%, 04/01/21	$385	$396,122
Virginia College Building Authority, Refunding RB, 21st Century College and Equipment Programs, Series E, 5.00%, 02/01/30	1,000	1,256,780
Virginia Commonwealth Transportation Board, Refunding RB:
Garvee, 5.00%, 03/15/27	285	356,196
Gravee, 5.00%, 09/15/23	500	570,280
Series A, 5.00%, 05/15/31	1,000	1,249,430

		12,877,470

Washington — 3.2%
Central Puget Sound Regional Transit Authority, RB, Green Bond, Series S-1, 5.00%, 11/01/46	1,000	1,462,390
Central Puget Sound Regional Transit Authority, Refunding RB, Green Bond, Series S-1, 5.00%, 11/01/36	485	573,197
County of King Washington Sewer Revenue, Refunding RB, Series B, 5.00%, 07/01/39	2,075	2,305,927
Port of Seattle Washington, Refunding RB, Intermediate Lien, Series A, 5.00%, 08/01/31	2,000	2,179,960
State of Washington, GO, Refunding:
Motor Vehicle Fuel Tax, Series B, 5.00%, 07/01/23	1,000	1,133,130
Series B, 5.00%, 07/01/30	1,000	1,196,160
Series R, 5.00%, 07/01/31	1,000	1,164,880
State of Washington, GO, Various Purposes, Series A, 5.00%, 08/01/43	1,250	1,524,075

		11,539,719

Wisconsin — 1.4%
State of Wisconsin, GO, Refunding:
5.00%, 11/01/27	770	965,495
5.00%, 11/01/29	525	653,683
Series 1, 5.00%, 05/01/22	1,000	1,090,300
Series 2, 5.00%, 11/01/26	980	1,218,914
Wisconsin Health & Educational Facilities Authority, Refunding RB, Ascension Health Credit Group, Series A, 5.00%, 11/15/39	1,000	1,167,080

		5,095,472

Total Long-Term Investments — 97.7% (Cost — $329,284,868)		349,529,122

	Shares

Short-Term Securities — 1.4%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.37%(d)(e)	5,109,442	5,109,953

Total Short-Term Securities — 1.4% (Cost — $5,109,896)		5,109,953

Total Investments — 99.1% (Cost — $334,394,764)		354,639,075

Other Assets Less Liabilities — 0.9%		3,313,015

Net Assets — 100.0%		$357,952,090

(a)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Zero-coupon bond.
(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Annualized 7-day yield as of period end.

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	iShares Municipal Bond Index Fund

(e)

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 12/31/19	Value at 12/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	25,084,133	(19,974,691)	5,109,442	$5,109,953	$199,808	$1,026	$570

(a)	Includes net capital gain distributions, if applicable.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$349,529,122	$—	$349,529,122
Short-Term Securities	5,109,953	—	—	5,109,953

	$5,109,953	$349,529,122	$—	$354,639,075

(a)	See above Schedule of Investments for values in each state or political subdivision.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	13

Statement of Assets and Liabilities

December 31, 2019

iShares Municipal Bond Index Fund

ASSETS
Investments at value — unaffiliated (cost — $329,284,868)	$349,529,122
Investments at value — affiliated (cost — $5,109,896)	5,109,953
Receivables:
Capital shares sold	51,628
Dividends — unaffiliated	4,772
Interest — unaffiliated	4,097,732
From the Manager	43,825
Prepaid expenses	48,486

Total assets	358,885,518

LIABILITIES
Payables:
Capital shares redeemed	673,905
Income dividend distributions	26,981
Trustees’ and Officer’s fees	3,591
Other accrued expenses	88,166
Professional fees	64,640
Service fees	76,145

Total liabilities	933,428

NET ASSETS	$357,952,090

NET ASSETS CONSIST OF
Paid-in capital	$337,421,603
Accumulated earnings	20,530,487

NET ASSETS	$357,952,090

NET ASSET VALUE
Institutional — Based on net assets of $477,281 and 39,701 shares outstanding, unlimited number of shares authorized, $0.001 par value	$12.02

Investor A — Based on net assets of $23,804,661 and 1,980,048 shares outstanding, unlimited number of shares authorized, $0.001 par value	$12.02

Class K — Based on net assets of $104,682 and 8,707 shares outstanding, unlimited number of shares authorized, $0.001 par value	$12.02

Investor P — Based on net assets of $333,565,466 and 27,745,392 shares outstanding, unlimited number of shares authorized, $0.001 par value	$12.02

See notes to financial statements.

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Year Ended December 31, 2019

iShares Municipal Bond Index Fund

INVESTMENT INCOME
Dividends — affiliated	$199,808
Interest — unaffiliated	9,893,138

Total investment income	10,092,946

EXPENSES
Service and distribution — class specific	916,226
Investment advisory	366,805
Organization and offering	222,964
Transfer agent — class specific	219,221
Professional	118,233
Registration	40,766
Printing	34,994
Trustees and Officer	16,845
Accounting services	10,365
Custodian	7,882
Miscellaneous	23,944

Total expenses	1,978,245
Less:
Fees waived and/or reimbursed by the Manager	(131,928)
Transfer agent fees waived and/or reimbursed — class specific	(27,664)

Total expenses after fees waived and/or reimbursed	1,818,653

Net investment income	8,274,293

REALIZED AND UNREALIZED GAIN
Net realized gain from:
Investments — affiliated	1,026
Investments — unaffiliated	2,093,683

2,094,709

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	570
Investments — unaffiliated	15,579,519

15,580,089

Net realized and unrealized gain	17,674,798

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$25,949,091

See notes to financial statements.

FINANCIAL STATEMENTS	15

Statements of Changes in Net Assets

	iShares Municipal Bond Index

	Year Ended December 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$8,274,293	$11,939,608
Net realized gain	2,094,709	3,255,776
Net change in unrealized appreciation (depreciation)	15,580,089	(10,867,725)

Net increase in net assets resulting from operations	25,949,091	4,327,659

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(9,529)	(609)
Investor A	(802,085)	(106,233)
Class K	(3,816)	(611)
Investor P	(11,453,647)	(2,069,290)
Class A Shares	—	(2,000,799)
Class B Shares	—	(40,439)
Premier Shares	—	(9,162,708)
Legacy Class B Shares	—	(2,021)

Decrease in net assets resulting from distributions to shareholders	(12,269,077)	(13,382,710)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(33,484,855)	(103,659,900)

NET ASSETS
Total decrease in net assets	(19,804,841)	(112,714,951)
Beginning of year	377,756,931	490,471,882

End of year	$357,952,090	$377,756,931

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	iShares Municipal Bond Index Fund

	Institutional
	Year Ended December 31, 2019		Period from 11/19/18 (a) to 12/31/18

Net asset value, beginning of period	$11.59		$11.48

Net investment income(b)	0.30		0.04
Net realized and unrealized gain	0.56		0.14

Net increase from investment operations	0.86		0.18

Distributions(c)
From net investment income	(0.30)		(0.04)
From net realized gain	(0.13)		(0.03)

Total distributions	(0.43)		(0.07)

Net asset value, end of period	$12.02		$11.59

Total Return(d)
Based on net asset value	7.52%		1.56	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.30	%(g)	0.32	%(h)(i)(j)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.23	%(g)	0.17	%(h)(i)(j)

Net investment income	2.49%		2.74	%(j)

Supplemental Data
Net assets, end of period (000)	$477		$101

Portfolio turnover rate	24%		3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31, 2019	Period from 11/19/18 (a) to 12/31/18
Investments in underlying funds	0.01%	0.01%

(g)

Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.24% and 0.23%, respectively.

(h)

Reorganization and offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.69% and 0.21%, respectively.

(i)

Includes reorganization and offering costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.26% and 0.16%, respectively.

(j)	Annualized

See notes to financial statements.

FINANCIAL HIGHLIGHTS	17

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Municipal Bond Index Fund (continued)

	Investor A

	Year Ended December 31,
	2019		2018 (a)		2017	2016 (b)	2015

Net asset value, beginning of year	$11.59		$11.81		$11.68	$11.90	$11.86

Net investment income	0.27		0.39		0.31	0.28	0.29
Net realized and unrealized gain (loss)	0.56		(0.25)		0.13	(0.22)	0.04

Net increase from investment operations	0.83		0.14		0.44	0.06	0.33

Distributions(c)
From net investment income	(0.27)		(0.31)		(0.31)	(0.28)	(0.29)
From net realized gain	(0.13)		(0.05)		—	—	—

Total distributions	(0.40)		(0.36)		(0.31)	(0.28)	(0.29)

Net asset value, end of year	$12.02		$11.59		$11.81	$11.68	$11.90

Total Return(d)
Based on net asset value	7.24%		1.24%		3.83%	0.48%	2.80%

Ratios to Average Net Assets(e)
Total expenses	0.62	%(f)	0.77	%(g)	0.56%	0.56%	0.66%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.50	%(f)	0.41	%(g)	0.37%	0.56%	0.66%

Net investment income	2.25%		3.36%		2.61%	2.35%	2.43%

Supplemental Data
Net assets, end of year (000)	$23,805		$25,418		$396,544	$435,948	$77,316

Portfolio turnover rate	24%		3%		1%	8%	4%

(a)

On November 19, 2018, State Farm Tax Advantaged Bond Fund was reorganized into the Fund. The activity in the table above is for the accounting survivor, State Farm Tax Advantaged Bond Fund Premier Class, for the periods prior to the date of the reorganization, and for the post-reorganization combined fund thereafter.

(b)	Effective May 23, 2016, Legacy Class A shares were renamed Premier shares.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	—%	—%	—%

(f)

Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.56% and 0.50%, respectively.

(g)

Includes reorganization and offering costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.70% and 0.41%, respectively.

See notes to financial statements.

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Municipal Bond Index Fund (continued)
	Class K
	Year Ended December 31, 2019		Period from 11/19/18 (a) to 12/31/18

Net asset value, beginning of period	$11.59		$11.48

Net investment income(b)	0.30		0.04
Net realized and unrealized gain	0.56		0.14

Net increase from investment operations	0.86		0.18

Distributions(c)
From net investment income	(0.30)		(0.04)
From net realized gain	(0.13)		(0.03)

Total distributions	(0.43)		(0.07)

Net asset value, end of period	$12.02		$11.59

Total Return(d)
Based on net asset value	7.57%		1.57	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.27	%(g)	0.33	%(h)(i)(j)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.20	%(g)	0.16	%(h)(i)(j)

Net investment income	2.55%		2.74	%(j)

Supplemental Data
Net assets, end of period (000)	$105		$101

Portfolio turnover rate	24%		3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31, 2019	Period from 11/19/18 (a) to 12/31/18
Investments in underlying funds	$0.01%	$0.01%

(g)

Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.21% and 0.20%, respectively.

(h)

Reorganization and offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.70% and 0.20%, respectively.

(i)

Includes reorganization and offering costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.27% and 0.15%, respectively.

(j)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	19

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Municipal Bond Index Fund (continued)

	Investor P

	Year Ended December 31,
	2019		2018 (a)		2017	2016 (b)	2015

Net asset value, beginning of year	$11.59		$11.81		$11.68	$11.90	$11.86

Net investment income	0.27		0.39		0.31	0.28	0.29
Net realized and unrealized gain (loss)	0.56		(0.25)		0.13	(0.22)	0.04

Net increase from investment operations	0.83		0.14		0.44	0.06	0.33

Distributions(c)
From net investment income	(0.27)		(0.31)		(0.31)	(0.28)	(0.29)
From net realized gain	(0.13)		(0.05)		—	—	—

Total distributions	(0.40)		(0.36)		(0.31)	(0.28)	(0.29)

Net asset value, end of year	$12.02		$11.59		$11.81	$11.68	$11.90

Total Return(d)
Based on net asset value	7.25%		1.24%		3.83%	0.48%	2.80%

Ratios to Average Net Assets(e)
Total expenses	0.53	%(f)	0.77	%(g)	0.56%	0.56%	0.66%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.50	%(f)	0.41	%(g)	0.37%	0.56%	0.66%

Net investment income	2.26%		3.35%		2.61%	2.35%	2.43%

Supplemental Data
Net assets, end of year (000)	$333,565		$352,137		$396,544	$435,948	$77,316

Portfolio turnover rate	24%		3%		1%	8%	4%

(a)

On November 19, 2018, State Farm Tax Advantaged Bond Fund was reorganized into the Fund. The activity in the table above is for the accounting survivor, State Farm Tax Advantaged Bond Fund Premier Class, for the periods prior to the date of the reorganization, and for the post-reorganization combined fund thereafter.

(b)	Effective May 23, 2016, Legacy Class A shares were renamed Premier shares.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	—%	—%	—%

(f)

Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.47% and 0.50%, respectively.

(g)

Includes reorganization and offering costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.70% and 0.41%, respectively.

See notes to financial statements.

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. iShares Municipal Bond Index Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A Shares and Investor P Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Investor P Shares are only available through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Investor A and Class K Shares	No	No		None
Investor P Shares	Yes	No	(a)	None

(a)	Investor P Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Fund Advisors (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Prior Year Reorganization: On November 19, 2018, the State Farm Tax Advantaged Bond Fund (the “Predecessor Fund”), a series of State Farm Mutual Fund Trust, reorganized into the Fund (the “Reorganization”) pursuant to an Agreement and Plan of Reorganization. The Reorganization was approved by shareholders of the Predecessor Fund.

The Predecessor Fund is the performance and accounting survivor of the Reorganization; accordingly, the Fund assumed the performance and financial history of the Predecessor Fund upon completion of the Reorganization. The Reorganization was tax-free; accordingly, the Predecessor Fund’s shareholders became shareholders of the Fund without realizing any gain or loss for federal income tax purposes.

As a result, the Fund acquired all of the assets and assumed certain stated liabilities of the Predecessor Fund in exchange for an equal aggregate value of newly-issued shares of the Fund. Each shareholder of the Predecessor Fund received shares of the Fund in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s Predecessor Fund shares, as determined at the close of business on November 16, 2018.

The Reorganization was accomplished by a tax-free exchange of shares of the Fund in the following amounts and at the following conversion ratios:

Predecessor Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	Fund’s Share Class	Shares Post-Reorganization
Premier	1,783,292	1	Investor A	1,783,292
Premier	25,364,321	1	Investor P	25,364,321
Legacy B	357	1.00074883	Investor A	357
Legacy B	5,787	1.00074883	Investor P	5,792
Class A	427,237	1.00099263	Investor A	427,662
Class A	5,636,227	1.00099263	Investor P	5,641,822
Class B	16,730	1.00082719	Investor A	16,744
Class B	96,505	1.00082719	Investor P	96,584

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Prior to the Reorganization, the Fund had not yet commenced operations and had no assets or liabilities. The Predecessor Fund’s net assets, fair value and cost of investments prior to the Reorganization were as follows:

Predecessor Fund	Net Assets	Fair Value of Investments	Cost of Investments
State Farm Tax Advantaged Bond Fund	$382,856,992	$374,705,802	$372,704,657

Reorganization costs incurred by the Fund in connection with the Reorganization were expensed by the Fund and reimbursed by the Manager or Predecessor Manager during the year ended December 31, 2018.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (continued)

liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities are recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: The fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the fund may be required to pay more at settlement than the security is worth. In addition, the fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 0.10% of the average daily value of the Fund’s net assets.

Service Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor P
Service Fee	0.25%	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing to the Fund. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

For the year ended December 31, 2019, the following table shows the class specific service fees borne directly by each share class of the Fund:

Institutional	Investor A	Class K	Investor P	Total
$—	$60,141	$—	$856,085	$916,226

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2019, the Fund did not pay any amounts to affiliates of BlackRock in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended December 31, 2019, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Class K	Investor P	Total
$12	$5,526	$11	$1,583	$7,132

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements  (continued)

For the year ended December 31, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Class K	Investor P	Total
$95	$33,748	$45	$185,333	$219,221

Other Fees: For the year ended December 31, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor P Shares of $11,184.

For the year ended December 31, 2019, affiliates received CDSCs of $21 for Investor P Shares.

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. For the year ended December 31, 2019, the amount waived was $13,934.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2022. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Expense Limitation
Institutional	0.25%
Investor A	0.50
Class K	0.20
Investor P	0.50

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2022, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2019, the Manager waived and/or reimbursed $117,994, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed — class specific, in the Statement of Operations. For the year ended December 31, 2019, class specific expense waivers and/or reimbursements are as follows:

Institutional	Investor A	Class K	Investor P	Total
$15	$20,437	$38	$7,174	$27,664

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective November 16, 2025, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.

As of December 31, 2019, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2020	2021
Fund Level	$42,710	$117,994
Institutional	—	15
Investor A	—	20,437
Class K	—	38
Investor P	—	7,174

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board. During the year ended December 31, 2019, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

6.	PURCHASES AND SALES

For the year ended December 31, 2019, purchases and sales of investments, excluding short-term securities, were $85,212,441 and $101,963,535, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent difference attributable to non-deductible expenses were reclassified to the following accounts:

Paid-in capital	$(222,964)
Accumulated earnings	222,964

The tax character of distributions paid was as follows:

Tax-exempt income(a)	12/31/19	$8,272,140
	12/31/18	11,891,902
Ordinary income(b)	12/31/19	414,246
	12/31/18	70,694
Long-term capital gains(c)	12/31/19	3,582,691
	12/31/18	1,420,114

Total	12/31/19	$12,269,077

	12/31/18	$13,382,710

(a)	The Funds designate these amounts paid during the fiscal year ended December 31, 2019, as exempt-interest dividends.
(b)

Ordinary income consists primarily of taxable short-term capital gains. Additionally, all ordinary income distributions are comprised of qualified short-term capital gains for non-US residents and are eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

(c)	The Funds designate these amounts paid during the fiscal year ended December 31, 2019 as 20% rate long-term capital gain dividends.

As of period end, the tax components of accumulated net earnings were as follows:

Undistributed tax-exempt income	$270,594
Undistributed long-term capital gains	16,398
Net unrealized gains(a)	20,243,495

$20,530,487

(a)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales.

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements  (continued)

As of December 31, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$334,395,580

Gross unrealized appreciation	$20,246,955
Gross unrealized depreciation	(3,460)

Net unrealized appreciation	$20,243,495

8.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2019, the Funds did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease the Fund’s ability to buy or sell bonds. As a result, the Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If the Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: The Fund invests a substantial amount of its assets in issuers located in a single state or limited number of states. This may subject the Fund to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedule of Investments.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/19		Period from 01/01/18 to 11/16/18 (a)
	Shares	Amount	Shares	Amount
Class A
Shares sold	—	$—	352,297	$2,948,509
Shares issued in reinvestment of distributions	—	—	161,226	1,872,016
Shares redeemed	—	—	(2,211,089)	(24,569,182)
Shares redeemed from reorganization			(6,063,464)	(69,705,765)

Net decrease	—	$—	(7,761,030)	$(89,454,422)

Class B
Shares sold	—	$—	—	$—
Shares issued in reinvestment of distributions	—	—	3,344	38,835
Shares redeemed	—	—	(66,398)	(773,133)
Shares redeemed from reorganization			(113,235)	(1,301,532)

Net decrease	—	$—	(176,289)	$(2,035,830)

Premier
Shares sold	—	$—	994,928	$11,583,459
Shares issued in reinvestment of distributions	—	—	632,224	7,332,178
Shares redeemed	—	—	(8,056,879)	(93,486,544)
Shares redeemed from reorganization			(27,147,613)	(311,779,083)

Net decrease	—	$—	(33,577,340)	$(386,349,990)

Legacy Class B
Shares sold	—	$—	145	$1,675
Shares issued in reinvestment of distributions	—	—	173	2,007
Shares redeemed	—	—	(2,387)	(27,780)
Shares redeemed from reorganization			(6,144)	(70,612)

Net decrease	—	$—	(8,213)	$(94,710)

	Year Ended 12/31/2019		Period from 11/19/18 (b) to 12/31/18
	Shares	Amount	Shares	Amount
Institutional
Shares sold	56,252	$675,622	8,707	$100,000
Shares issued in reinvestment of distributions	471	5,666	—	—
Shares redeemed	(25,729)	(307,228)	—	—

Net increase	30,994	$374,060	8,707	$100,000

Investor A
Shares sold	457,962	$5,459,767	1,873	$21,588
Shares issued in reinvestment of distributions	59,619	714,672	11,305	130,576
Shares redeemed in reorganization		—	2,228,055	25,588,305
Shares redeemed	(730,665)	(8,702,488)	(48,101)	(554,436)

Net increase (decrease)	(213,084)	$(2,528,049)	2,193,132	$25,186,033

Class K
Shares sold	—	$—	8,707	$100,000
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

Net increase	—	$—	8,707	$100,000

Investor P
Shares sold	974,925	$11,635,316	45,028	$520,575
Shares issued in reinvestment of distributions	955,630	11,455,907	173,872	2,008,435
Shares redeemed in reorganization	—	—	31,108,519	357,268,687
Shares redeemed	(4,568,302)	(54,422,089)	(944,280)	(10,908,678)

Net increase (decrease)	(2,637,747)	$(31,330,866)	30,383,139	$348,889,019

Total Net decrease	(2,819,837)	$(33,484,855)	(8,929,187)	$(103,659,900)

(a)	Reorganization date.
(b)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements  (continued)

As of December 31, 2019, shares owned by BlackRock Financial Management Inc., an affiliate of the Fund, were as follows:

Institutional	8,707
Investor A	871
Class K	8,707
Investor P	871

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of iShares Municipal Bond Index Fund and the Board of Trustees of BlackRock FundsSM.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of iShares Municipal Bond Index Fund of BlackRock FundsSM (the “Fund”), including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for each of the three years in the period ended December 31, 2017 of the Fund were audited by other auditors whose report dated February 27, 2018, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	29

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of BlackRock FundsSM, on behalf of iShares Municipal Bond Index Fund, met on November 12-13, 2019 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the BlackRock open-end funds, excluding money market funds (each, a “Fund”), pursuant to the Liquidity Rule. The Board has appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock has delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from December 1, 2018 through September 30, 2019 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also described BlackRock’s methodology in establishing a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio and BlackRock Credit Strategies Income Fund, each a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	37 RICs consisting of 177 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	37 RICs consisting of 177 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017.	37 RICs consisting of 177 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	37 RICs consisting of 177 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	37 RICs consisting of 177 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2019)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President — Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	37 RICs consisting of 177 Portfolios	None
Robert M. Hernandez 1944	Trustee (Since 2019)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	37 RICs consisting of 177 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company

TRUSTEE AND OFFICER INFORMATION	31

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	37 RICs consisting of 177 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)
Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989.	37 RICs consisting of 177 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018.	37 RICs consisting of 177 Portfolios	None
Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	37 RICs consisting of 177 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	37 RICs consisting of 177 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	37 RICs consisting of 177 Portfolios	None

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Interested Trustees (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 287 Portfolios	None
John M. Perlowski (e) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 288 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c) Following the combination of MLIM and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Robert M. Hernandez, 1996; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

TRUSTEE AND OFFICER INFORMATION	33

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective September 19, 2019, Lisa Belle replaced John MacKessy as the Anti-Money Laundering Compliance Officer of the Trust.

Effective September 19, 2019, Janey Ahn replaced Benjamin Archibald as the Secretary of the Trust.

Effective December 31, 2019, Robert M. Hernandez retired as Trustee of the Trust.

Investment Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Dividend Policy

The Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month/quarter and may at times in any particular month/quarter pay out such accumulated but undistributed income in addition to net investment income earned in that month/quarter. As a result, the distributions paid by the Fund for any particular month/quarter may be more or less than the amount of net investment income earned by the Fund during such month/quarter. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at

sec.gov. The Fund’s Form N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762; and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

ADDITIONAL INFORMATION	35

Additional Information  (continued)

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGC	Assured Guarantee Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	American Municipal Bond Assurance Corp.

AMT	Alternative Minimum Tax (subject to)

ARB	Airport Revenue Bonds

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

EDA	Economic Development Authority

GO	General Obligation Bonds

RB	Revenue Bonds

SRF	State Revolving Fund

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

blackrock.com    |    877-275-1255 (1-877-ASK-1BLK)

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

iMBI-12/19-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty
Robert M. Hernandez
Henry R. Keizer
Kenneth L. Urish
Claire A. Walton

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
iShares Municipal Bond Index Fund	$32,640	$61,440	$0	$0	$13,400	$13,400	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,050,500	$2,274,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,050,500 and $2,274,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
iShares Municipal Bond Index Fund	$13,400	$13,400

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,050,500	$2,274,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrant.

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds

Date: March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds

Date: March 6, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds

Date: March 6, 2020